Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

The Company is subject to some legal proceedings in the ordinary course of its business with respect to its commercial relationships, all of which have been settled by the Company. In the opinion of management, such proceedings did not result in a material adverse effect on the Company’s financial condition.

The Company accrues for loss contingencies when it is deemed probable that a loss has been incurred and that loss is estimable. While uncertainty exists, the Company does not believe there are any pending legal proceedings that would have a material impact on the Company’s financial position, cash flows or results of operations.